UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2019

                              LONE STAR GOLD, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

                   000-54509                              45-2578051
            ------------------------            ------------------------------
            (Commission File Number)         (IRS Employer Identification No.)

 202311 Chartwell Ctr. Dr. Ste. 1469,Cornelius, NC           28031
  ------------------------------------------------        ----------
    (Address of Principal Executive Offices)              (Zip Code)

                                 1-800-947-9197
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                -----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03  Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
           Year.

     On September 11, 2019 the Company's Board of Directors, pursuant to Nevada Revised Statute 92A.280, amended the Company's Articles of Incorporation to change the name of the Company from Lone Star Gold, Inc. to Good Hemp, Inc.

     The amendment was filed with the Nevada Secretary of State on September 12, 2019.

     The name change will become effective in the over-the-counter markets following notification by FINRA of the effective date of the name change.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LONE STAR GOLD, INC.


Dated:  September 16, 2019           By:  /s/ William Alessi
                                          ------------------------------
                                          William Alessi
                                          Chief Executive Officer